UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 29, 2006
Wilsons The Leather Experts Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-21543 (Commission File Number)	41-1839933 (IRS Employer Identification No.)

7401 Boone Ave. N. Brooklyn Park, Minnesota (Address of principal executive offices)		55428 (Zip Code)
Registrant’s telephone number, including area code (763) 391-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Fifth Amended and Restated Credit Agreement
Reaffirmation of Guaranty
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On December 29, 2006, Wilsons The Leather Experts Inc. (the “Company”), as a credit party, entered into a Fifth Amended and Restated Credit Agreement (the “Fifth Amendment and Restatement”) with Wilsons Leather Holdings Inc. (the “Borrower”), General Electric Capital Corporation, as Agent, Lender, Term Lender and Swing Line Lender (“GE Capital”), the credit parties signatory thereto and the lenders signatory thereto. The Fifth Amendment and Restatement amends and restates the Fourth Amended and Restated Credit Agreement, dated as of April 23, 2002, as amended (the “Credit Agreement”).
     The Fifth Amendment and Restatement amends the Credit Agreement to:
•	reduce total available borrowings from $145.0 million to $135.0 million, which includes a continuation of the Term B promissory note in the principal amount of $20.0 million and the same $75.0 million letter of credit subfacility;

•	increases certain components of the formula for determining the maximum amount available under the revolving credit portion of the credit facility and removes certain restrictions;

•	extends the term of the Credit Agreement from June 28, 2008 to June 30, 2010;

•	eliminates the capital expenditure restrictions;

•	eliminates the requirement to pay down all amounts under the revolving portion of the credit facility during a portion of each year; and

•	eliminates a springing EBITDA covenant that previously would have applied if the Company’s availability was less than $15.0 million.
     The foregoing description of the Fifth Amendment and Restatement is qualified in its entirety by reference to the Fifth Amendment and Restatement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. In connection with the execution of the Fifth Amendment and Restatement, the Company and the intermediate parents of the Borrower, as well as certain subsidiaries that have guaranteed the Borrower’s obligations under the Credit Agreement, reaffirmed their obligations in a Reaffirmation of Guaranty, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
     On January 3, 2007, the Company issued a press release announcing the execution of the Fifth Amendment and Restatement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1	Fifth Amended and Restated Credit Agreement dated as of December 29, 2006, among Wilsons Leather Holdings Inc., General Electric Capital Corporation, as Agent, Lender, Term Lender and Swing Line Lender, and the Credit Parties and Lenders signatory thereto.

10.2	Reaffirmation of Guaranty dated as of December 29, 2006 by Wilsons The Leather Experts Inc., Wilsons Center, Inc., Rosedale Wilsons, Inc., River Hills Wilsons, Inc. and the Store Guarantors listed on the signature pages thereto in favor of General Electric Capital Corporation as Agent for Lenders.

99.1	Press Release of the Company dated January 3, 2007 announcing Amended Credit Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSONS THE LEATHER EXPERTS INC.

Date: January 5, 2007	By	/s/ Stacy A. Kruse Stacy A. Kruse
Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit
No.	Description	Method of Filing
10.1	Fifth Amended and Restated Credit Agreement dated as of December 29, 2006, among Wilsons Leather Holdings Inc., General Electric Capital Corporation, as Agent, Lender, Term Lender and Swing Line Lender, and the Credit Parties and Lenders signatory thereto.	Electronic Transmission

10.2	Reaffirmation of Guaranty dated as of December 29, 2006 by Wilsons The Leather Experts Inc., Wilsons Center, Inc., Rosedale Wilsons, Inc., River Hills Wilsons, Inc. and the Store Guarantors listed on the signature pages thereto in favor of General Electric Capital Corporation as Agent for Lenders.	Electronic Transmission

99.1	Press Release of the Company dated January 3, 2007 announcing Amended Credit Agreement.	Electronic Transmission